UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 28, 2004
                Date of Report (date of earliest event reported)


                        CHINA DIRECT TRADING CORPORATION
             (Exact name of Registrant as specified in its charter)


    Florida                       33-4707-NY                        84-1047159
(State or other              (Commission File No.)                (IRS Employer
jurisdiction of incorporation                                     Identification
or organization)                                                     Number)

                          12535 Orange Drive, Suite 613
                              Davie, Florida 33330
                    (Address of principal executive offices)

                                 (954) 474-0224
           (Registrant's telephone number, including area code)

                                    CBQ, Inc.
          (Former name or former address, if changed since last report)



ITEM 5 Other Events and Regulation FD Disclosures

            The Company has changed its name to "China Direct Trading Corporation", effective May 27, 2004. At the start of trading on May 28, 2004, the Company's name and trading symbol on the OTC Bulletin Board shall change from "CBQ, Inc." and Symbol "CBQI.OB" to "China Direct Trading Corporation" and Symbol "CHDT.OB".

            The Company's proposed reincorporation from the State of Colorado to Florida was approved by shareholders at the May 17, 2004 Special Meeting. The reincorporation proposal received the affirmative vote of over 81% of the shares entitled to vote.

            The reincorporation has not changed the Company's business, officers and directors, employees, principal offices, properties or shareholders.





                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHINA DIRECT TRADING CORPORATION


Date: May 27, 2004
                                           By: /s/ Howard Ullman
                                               ------------------------
                                               Howard Ullman, Chief
                                               Executive Officer and
                                               President and Chairman